Registration No. 333-________

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM S-8

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

United Retail Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	51-0303670
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

365 West Passaic Street, Rochelle Park, New Jersey 07662
(Address of principal executive offices) (Zip Code)

United Retail Group Supplemental Retirement Savings Plan
(Full titles of the plans)

George R. Remeta
365 West Passaic Street
Rochelle Park, New Jersey 07662
(Name and address of agent for service)

(201) 845-0880
(Telephone number, including area code, of agent for service)

Calculation of Registration Fee

Title of each class of securities to be registered	Amount to be registered	Proposed maximum offering price per unit	Proposed maximum aggregate offering price	Filing fee
Units, each consisting of one share of Common Stock, $.001 par value per share, and the right to purchase one one-hundredth of a share of Preferred Stock, $.001 par value per share ("Units")	1,000,000 Units	$3.625*	$3,625,000	$293.27

*the average of the high and low prices reported on the NASDAQ National Market System on August 7, 2003

In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this registration statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described herein.

PART II

INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3. Incorporation of Documents By Reference.

The documents listed in (a) through (c) below are incorporated by reference in this registration statement:

  the Corporation's Annual Report on Form 10-K and Form 10-K/A for the year ended February 1, 2003 filed with the Commission (including information incorporated therein by reference);
  all reports filed with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act after February 1, 2003; and
  The description of the Corporation's (i) Common Stock, par value $.001 per share, contained in the Corporation's Form 8-A (Registration Number 0-19774) filed with the Commission on January 2, 1992, and (ii) stockholders' rights plan contained in its Form 8-A filed with the Commission on September 15, 1999, including any amendment or report filed for the purpose of updating such descriptions.

All documents subsequently filed by the Corporation pursuant to Section 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities offered hereunder have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this registration statement and to be part hereof from the date of filing of such documents.

Item 4. Description of Securities.

Not Applicable.

Item 5. Interests of Named Experts and Counsel.

The validity of the shares of Common Stock to be sold in the offering will be passed upon by Kenneth P. Carroll, Esq., the Corporation's Senior Vice President-General Counsel. Mr. Carroll holds employee stock options to purchase 205,000 shares of Common Stock and the Retirement Savings Plan holds 27,586 shares of Common Stock for his account.

Item 6. Indemnification of Directors and Officers.

Section 145 of the General Corporation Law of the State of Delaware empowers a Delaware corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

In the case of an action by or in the right of the corporation, Section 145 empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit in any of the capacities set forth above against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, except that indemnification is not permitted in respect of any claim, issue or matter as to which such person is adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court deems proper. Section 145 further provides: that a Delaware corporation is required to indemnify a present or former director, officer, employee or agent against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with any action, suit or proceeding or in defense of any claim, issue or matter therein as to which such person has been successful on the merits or otherwise; that indemnification provided for by Section 145 shall not be deemed exclusive of any other rights to which the indemnified party may be entitled; and that indemnification provided for by Section 145 shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of such person’s heirs, executors and administrators. A Delaware corporation may provide indemnification only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct. Such determination is to be made with respect to a person who is an officer or director at the time of determination (i) by the board of directors by majority vote of directors who were not party to such action, suit or proceeding, even though less than a quorum, (ii) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, (iii) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion or (iv) by the stockholders.

The Restated By-laws of the Corporation provide for indemnification of directors and officers of the Corporation to the fullest extent permitted by law, as now in effect or later amended. The Restated By-laws also provide that expenses incurred by an officer or director in defending a civil or criminal action, suit or proceeding may be paid by the Corporation in advance of final disposition upon receipt of an undertaking by or on behalf of such person to repay such amount if it ultimately is determined that he is not entitled to be indemnified by the Corporation. The Restated By-laws further provide that such indemnification provisions are not exclusive.

Additionally, the Corporation’s Amended and Restated Certificate of Incorporation eliminates the personal liability of the Corporation’s directors to the fullest extent permitted by the provisions of Section 102 of the Delaware General Corporation Law, as the same may be amended and supplemented.

The Corporation carries a directors’ and officers’ insurance policy that provides indemnification to its officers and directors under certain circumstances.

Item 7. Exemption from Registration Claimed.

No shares of United Retail Group, Inc. common stock have yet been purchased by the Plan for the benefit of a Plan participant.

Item 8. Exhibits.

The following exhibits are filed as a part of this registration statement:

4.1	Articles FOURTH and SIXTH of the Amended and Restated Articles of Incorporation of the Corporation (incorporated herein by reference to Exhibit 3.1 to the Corporation's Form S-1 Registration Statement (Registration Number 33-44499)).
4.2	Certificate of Designation, Preferences and Rights of Series A Junior Participating Preferred Stock (incorporated herein by reference to Exhibit 3 to the Corporation's Current Report on Form 8-K, filed September 23, 1999).
5.	Opinion of Kenneth P. Carroll, Esq. as to the legality of shares of Common Stock to be registered hereunder.
23.1	Consent of PricewaterhouseCoopers LLP.
23.2	Consent of Kenneth P. Carroll, Esq. is set forth as part of Exhibit 5 above.

The following exhibit to the Corporation’s Quarterly Report on Form 10-Q for the period ended May 3, 2003 is incorporated herein by reference:

Number in Filing	Description
10*	Amendments to Restated Supplemental Retirement Savings Plan

The following exhibits to the Corporation’s Annual Report on Form 10-K for the year ended February 1, 2003 are incorporated herein by reference:

Number in Filing	Description
3	Restated By-laws of the Corporation
10.1	Amendment, dated January 31, 2003, to Financing Agreement among the Corporation, United Retail Incorporated, Cloudwalkers, Inc. and the CIT Group/Business Credit, Inc., as Agent and Lender ("CIT")
10.2*	Amendment to Restated Supplemental Retirement Savings Plan

The 2003 Stock Option Plan set forth as an appendix to the Corporation’s proxy statement on Schedule 14A for its 2003 annual meeting of stockholders is incorporated herein by reference.*

The following exhibits to the Corporation’s Quarterly Report on Form 10-Q for the period ended November 2, 2002, are incorporated herein by reference:

Number in Filing	Description
10.1*	Amendment, dated December 6, 2002, to Employment Agreement, dated November 20, 1998 between the Corporation and Raphael Benaroya ("Benaroya Employment Agreement")
10.2*	Amendment, dated December 6, 2002, to Employment Agreement, dated November 20, 1998, between the Corporation and George R. Remeta
10.3*	Amendment, dated December 6, 2002, to Employment Agreement, dated November 20, 1998, between the Corporation and Kenneth P. Carroll

The following exhibits to the Corporation’s Quarterly Report on Form 10-Q for the period ended August 3, 2002 are incorporated herein by reference:

Number in Filing	Description
10.1	Amendment, dated August 2, 2002, to Financing Agreement among the Corporation, United Retail Incorporated, Cloudwalkers, Inc. and CIT
10.2*	Amendment to Restated Supplemental Retirement Savings Plan
10.3	Purchase and Sale Agreement, dated as of July 1, 2002, between Raphael Benaroya and the Corporation

The following exhibit to the Corporation’s Quarterly Report on Form 10-Q for the period ended May 4, 2002 is incorporated herein by reference:

Number in Filing	Description
10.1*	Amendment, dated May 30, 2002, to Benaroya Employment Agreement

The following exhibits to the Corporation’s Annual Report on Form 10-K for the year ended February 2, 2002 are incorporated herein by reference:

Number In Filing	Description
10.1	Amendment, dated April 5, 2002, to Private Label Credit Card Program Agreement, dated January 27, 1998, between the Corporation, United Retail Incorporated and World Financial Network National Bank ("Private Label Credit Card Program Agreement")
10.2	Amendment, dated December 29, 1999, to Private Label Credit Card Program Agreement
10.3	Amendment, dated August 19, 1999, to Private Label Credit Card Program Agreement
10.4*	Letter, dated March 1, 2002, from the Corporation to Raphael Benaroya with respect to the cost of living adjustment under the Benaroya Employment Agreement

The following exhibits to the Corporation’s Quarterly Report on Form 10-Q for the period ended November 3, 2001 are incorporated herein by reference:

Number in Filing	Description
10.1*	Amendment, dated November 29, 2001, to Benaroya Employment Agreement
10.2*	Amendment, dated November 29, 2001, to Remeta Employment Agreement
10.3*	Amendment, dated November 29, 2001, to Carroll Employment Agreement
10.4*	Summary Plan Description for United Retail Group, Inc. Incentive Compensation Program for Executives
10.5	Amendment, dated October 1, 2001, to Private Label Credit Card Program Agreement (Confidential portions filed separately with the Secretary of the Commission)
10.6*	Promissory note, dated November 30, 2001, from Raphael Benaroya to the Corporation (paid as of July 1, 2002)

The following exhibit to the Corporation’s Quarterly Report on Form 10-Q for the period ended August 4, 2001 is incorporated herein by reference:

Number in Filing	Description
10.1*	Restated Stock Appreciation Rights Plan

The 2001 Stock Option Plan set forth as an appendix to the Corporation’s proxy statement on Schedule 14A for its 2001 annual meeting of stockholders is incorporated herein by reference.*

The following exhibit to the Corporation’s Registration Statement on Form S-8 (Registration No. 333-44868) is incorporated herein by reference:

Number in Filing	Description
10	Amendment, dated August 21, 2000, to Financing Agreement among the Corporation, United Retail Incorporated, Cloudwalkers, Inc. and CIT

The following exhibits to the Corporation’s Quarterly Report on Form 10-Q for the period ended October 28, 2000 are incorporated herein by reference:

Number in Filing	Description
10.1*	Amendment, dated August 18, 2000, to Benaroya Employment Agreement
10.2*	Amendment, dated August 18, 2000, to Carroll Employment Agreement

The following exhibits to the Corporation’s Annual Report on Form 10-K for the year ended January 29, 2000 are incorporated herein by reference:

Number in Filing	Description
10.2	Amendment, dated December 28, 1999, to Financing Agreement among the Corporation, United Retail Incorporated and CIT ("Financing Agreement")
10.3	Amendment, dated January 31, 2000, to Financing Agreement among the Corporation, United Retail Incorporated, Cloudwalkers, Inc. and CIT

The following exhibit to the Corporation’s Quarterly Report on Form 10-Q for the period ended October 30, 1999 is incorporated herein by reference:

Number in Filing	Description
10.1	Amendment, dated October 6, 1999, to Financing Agreement

The following exhibits to the Corporation’s Annual Report on Form 10-K for the year ended January 30, 1999 are incorporated herein by reference:

Number in Filing	Description
10.1	Amendment, dated March 29, 1999, to Financing Agreement
21	Subsidiaries of the Corporation

The 1999 Stock Option Plan set forth as the Appendix to the Corporation’s proxy statement on Schedule 14A for its 1999 annual meeting of stockholders is incorporated herein by reference.*

The following exhibits to the Corporation’s Quarterly Report on Form 10-Q for the period ended October 31, 1998 are incorporated herein by reference:

Number in Filing	Description
10.1*	Benaroya Employment Agreement
10.2*	Remeta Employment Agreement
10.3*	Carroll Employment Agreement

The following exhibits to the Corporation’s Quarterly Report on Form 10-Q for the period ended May 2, 1998 are incorporated herein by reference:

Number in Filing	Description
10.1*	1998 Stock Option Agreement, dated May 21, 1998, between the Corporation and Raphael Benaroya
10.2*	1998 Stock Option Agreement, dated May 21, 1998, between the Corporation and George R. Remeta

The following exhibits to the Corporation’s Annual Report on Form 10-K for the year ended January 31, 1998 are incorporated herein by reference:

Number in Filing	Description
10.1	Restated Stockholders' Agreement, dated December 23, 1992, between the Corporation and certain of its stockholders and Amendment No. 1, Amendment No. 2 and Amendment No. 3 thereto
10.2	Private Label Credit Card Program Agreement
10.4*	Restated 1990 Stock Option Plan as of March 6, 1998
10.5*	Restated 1990 Stock Option Plan as of May 28, 1996
10.6*	Restated 1996 Stock Option Plan as of March 6, 1998

The following exhibit to the Corporation’s Quarterly Report on Form 10-Q for the period ended November 1, 1997 is incorporated herein by reference:

Number in Filing	Description
10.1*	Amendment, dated September 15, 1997, to Financing Agreement

The following exhibits to the Corporation’s Quarterly Report on Form 10-Q for the period ended August 2, 1997 are incorporated herein by reference:

Number in Filing	Description
10.1	Financing Agreement
10.2*	Amendment to Restated Supplemental Retirement Savings Plan

The following exhibit to the Corporation’s Quarterly Report on Form 10-Q for the period ended November 2, 1996 is incorporated herein by reference:

Number in Filing	Description
10.1*	Restated Supplemental Retirement Savings Plan

The following exhibits to the Corporation’s Registration Statement on Form S-1 (Registration No. 33-44499), as amended, are incorporated herein by reference:

Number in Filing	Description
3.1	Amended and Restated Certificate of Incorporation of the Corporation
4.1	Specimen Certificate for Common Stock of the Corporation
10.2.1	Software License Agreement, dated as of April 30, 1989, between The Limited Stores, Inc. and Sizes Unlimited, Inc.(now known as United Retail Incorporated) ("Software License")
10.2.2	Amendment, dated December 10, 1991, to Software License

*A compensatory plan for the benefit of the Corporation’s management or a management contract.

Item 9. Undertakings.

(a) The undersigned Corporation hereby undertakes:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

(iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Corporation pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

(2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(b) The undersigned Corporation hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Corporation's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(h) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Corporation pursuant to the foregoing provisions, or otherwise, the Corporation has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Corporation of expenses incurred or paid by a director, officer or controlling person of the Corporation in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Corporation will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

SIGNATURES

The Registrant.

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Borough of Rochelle Park, State of New Jersey, on the 13th day of August, 2003.

UNITED RETAIL GROUP, INC. (Registrant)
By: /s/Raphael Benaroya Raphael Benaroya, Chairman of the Board President and Chief Executive Officer

POWER OF ATTORNEY

Know All Men By These Presents, that each person whose signature appears below, other than Raphael Benaroya and George R. Remeta, constitutes and appoints Raphael Benaroya and George R. Remeta, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this registration statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on the 13th day of August, 2003.

Signature	Title

/s/Raphael Benaroya Raphael Benaroya	Chairman of the Board, President Chief Executive Officer and Director

/s/George R. Remeta George R. Remeta	Vice Chairman of the Board, Chief Administrative Officer, Chief Financial Officer and Director

/s/Jon Grossman Jon Grossman	Vice President-Finance and Chief Accounting Officer

/s/Joseph A. Alutto Joseph A. Alutto	Director

/s/Joseph Ciechanover Joseph Ciechanover	Director

/s/Michael Goldstein Michael Goldstein	Director

/s/Ilan Kaufthal Ilan Kaufthal	Director

/s/Vincent P. Langone Vincent P. Langone	Director

/s/Richard W. Rubenstein Richard W. Rubenstein	Director

The Plan.

Pursuant to the requirements of the Securities Act of 1933, the Plan Administrative Committee has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Borough of Rochelle Park, State of New Jersey, on the 13th day of August, 2003
UNITED RETAIL GROUP SUPPLEMENTAL RETIREMENT SAVINGS PLAN
By: /s/Jon Grossman Jon Grossman, Co-Chairman of the Plan Administrative Committee

EXHIBIT LIST

The following exhibits are filed as a part of this registration statement:

4.1	Articles FOURTH and SIXTH of the Amended and Restated Articles of Incorporation of the Corporation (incorporated herein by reference to Exhibit 3.1 to the Corporation's Form S-1 Registration Statement (Registration Number 33-44499)).
4.2	Certificate of Designation, Preferences and Rights of Series A Junior Participating Preferred Stock (incorporated herein by reference to Exhibit 3 to the Corporation's Current Report on Form 8-K, filed September 23, 1999).
5.	Opinion of Kenneth P. Carroll, Esq. as to the legality of shares of Common Stock to be registered hereunder.
23.1	Consent of PricewaterhouseCoopers LLP.
23.2	Consent of Kenneth P. Carroll, Esq. is set forth as part of Exhibit 5 above.

The following exhibit to the Corporation’s Quarterly Report on Form 10-Q for the period ended May 3, 2003 is incorporated herein by reference:

Number in Filing	Description
10.1*	Amendments to Restated Supplemental Retirement Savings Plan

The following exhibits to the Corporation’s Annual Report on Form 10-K for the year ended February 1, 2003 are incorporated herein by reference:

Number in Filing	Description
3	Restated By-laws of the Corporation
10.1	Amendment, dated January 31, 2003, to Financing Agreement among the Corporation, United Retail Incorporated, Cloudwalkers, Inc. and The CIT Group/Business Credit, Inc., as Agent and Lender ("CIT")
10.2*	Amendment to Restated Supplemental Retirement Savings Plan

The 2003 Stock Option Plan set forth as an appendix to the Corporation’s proxy statement on Schedule 14A for its 2003 annual meeting of stockholders is incorporated herein by reference.*

The following exhibits to the Corporation’s Quarterly Report on Form 10-Q for the period ended November 2, 2002, are incorporated herein by reference:

Number in Filing	Description
10.1*	Amendment, dated December 6, 2002, to Employment Agreement, dated November 20, 1998 between the Corporation and Raphael Benaroya ("Benaroya Employment Agreement")
10.2*	Amendment, dated December 6, 2002, to Employment Agreement, dated November 20, 1998, between the Corporation and George R. Remeta
10.3*	Amendment, dated December 6, 2002, to Employment Agreement, dated November 20, 1998, between the Corporation and Kenneth P. Carroll

The following exhibits to the Corporation’s Quarterly Report on Form 10-Q for the period ended August 3, 2002 are incorporated herein by reference:

Number in Filing	Description
10.1	Amendment, dated August 2, 2002, to Financing Agreement among the Corporation, United Retail Incorporated, Cloudwalkers, Inc. and CIT
10.2*	Amendment to Restated Supplemental Retirement Savings Plan
10.3	Purchase and Sale Agreement, dated as of July 1, 2002, between Raphael Benaroya and the Corporation

The following exhibit to the Corporation’s Quarterly Report on Form 10-Q for the period ended May 4, 2002 is incorporated herein by reference:

Number in Filing	Description
10.1*	Amendment, dated May 30, 2002, to Benaroya Employment Agreement

The following exhibits to the Corporation’s Annual Report on Form 10-K for the year ended February 2, 2002 are incorporated herein by reference:

Number In Filing	Description
10.1	Amendment, dated April 5, 2002, to Private Label Credit Card Program Agreement, dated January 27, 1998, between the Corporation, United Retail Incorporated and World Financial Network National Bank ("Private Label Credit Card Program Agreement")
10.2	Amendment, dated December 29, 1999, to Private Label Credit Card Program Agreement
10.3	Amendment, dated August 19, 1999, to Private Label Credit Card Program Agreement
10.4*	Letter, dated March 1, 2002, from the Corporation to Raphael Benaroya with respect to the cost of living adjustment under the Benaroya Employment Agreement

The following exhibits to the Corporation’s Quarterly Report on Form 10-Q for the period ended November 3, 2001 are incorporated herein by reference:

Number in Filing	Description
10.1*	Amendment, dated November 29, 2001, to Benaroya Employment Agreement
10.2*	Amendment, dated November 29, 2001, to Remeta Employment Agreement
10.3*	Amendment, dated November 29, 2001, to Carroll Employment Agreement
10.4*	Summary Plan Description for United Retail Group, Inc. Incentive Compensation Program for Executives
10.5	Amendment, dated October 1, 2001, to Private Label Credit Card Program Agreement (Confidential portions filed separately with the Secretary of the Commission)
10.6*	Promissory note, dated November 30, 2001, from Raphael Benaroya to the Corporation (paid as of July 1, 2002)

The following exhibit to the Corporation’s Quarterly Report on Form 10-Q for the period ended August 4, 2001 is incorporated herein by reference:

Number in Filing	Description
10.1*	Restated Stock Appreciation Rights Plan

The 2001 Stock Option Plan set forth as an appendix to the Corporation’s proxy statement on Schedule 14A for its 2001 annual meeting of stockholders is incorporated herein by reference.*

The following exhibit to the Corporation’s Registration Statement on Form S-8 (Registration No. 333-44868) is incorporated herein by reference:

Number in Filing	Description
10	Amendment, dated August 21, 2000, to Financing Agreement among the Corporation, United Retail Incorporated, Cloudwalkers, Inc. and CIT

The following exhibits to the Corporation’s Quarterly Report on Form 10-Q for the period ended October 28, 2000 are incorporated herein by reference:

Number in Filing	Description
10.1*	Amendment, dated August 18, 2000, to Benaroya Employment Agreement
10.2*	Amendment, dated August 18, 2000, to Carroll Employment Agreement

The following exhibits to the Corporation’s Annual Report on Form 10-K for the year ended January 29, 2000 are incorporated herein by reference:

Number in Filing	Description
10.2	Amendment, dated December 28, 1999, to Financing Agreement among the Corporation, United Retail Incorporated and CIT ("Financing Agreement")
10.3	Amendment, dated January 31, 2000, to Financing Agreement among the Corporation, United Retail Incorporated, Cloudwalkers, Inc. and CIT

The following exhibit to the Corporation’s Quarterly Report on Form 10-Q for the period ended October 30, 1999 is incorporated herein by reference:

Number in Filing	Description
10.1	Amendment, dated October 6, 1999, to Financing Agreement

The following exhibits to the Corporation’s Annual Report on Form 10-K for the year ended January 30, 1999 are incorporated herein by reference:

Number in Filing	Description
10.1	Amendment, dated March 29, 1999, to Financing Agreement
21	Subsidiaries of the Corporation

The 1999 Stock Option Plan set forth as the Appendix to the Corporation’s proxy statement on Schedule 14A for its 1999 annual meeting of stockholders is incorporated herein by reference.*

The following exhibits to the Corporation’s Quarterly Report on Form 10-Q for the period ended October 31, 1998 are incorporated herein by reference:

Number in Filing	Description
10.1*	Benaroya Employment Agreement
10.2*	Remeta Employment Agreement
10.3*	Carroll Employment Agreement

The following exhibits to the Corporation’s Quarterly Report on Form 10-Q for the period ended May 2, 1998 are incorporated herein by reference:

Number in Filing	Description
10.1*	1998 Stock Option Agreement, dated May 21, 1998, between the Corporation and Raphael Benaroya
10.2*	1998 Stock Option Agreement, dated May 21, 1998, between the Corporation and George R. Remeta

The following exhibits to the Corporation’s Annual Report on Form 10-K for the year ended January 31, 1998 are incorporated herein by reference:

Number in Filing	Description
10.1	Restated Stockholders' Agreement, dated December 23, 1992, between the Corporation and certain of its stockholders and Amendment No. 1, Amendment No. 2 and Amendment No. 3 thereto
10.2	Private Label Credit Card Program Agreement
10.4*	Restated 1990 Stock Option Plan as of March 6, 1998
10.5*	Restated 1990 Stock Option Plan as of May 28, 1996
10.6*	Restated 1996 Stock Option Plan as of March 6, 1998

The following exhibit to the Corporation’s Quarterly Report on Form 10-Q for the period ended November 1, 1997 is incorporated herein by reference:

Number in Filing	Description
10.1*	Amendment, dated September 15, 1997, to Financing Agreement

The following exhibits to the Corporation’s Quarterly Report on Form 10-Q for the period ended August 2, 1997 are incorporated herein by reference:

Number in Filing	Description
10.1	Financing Agreement
10.2*	Amendment to Restated Supplemental Retirement Savings Plan

The following exhibit to the Corporation’s Quarterly Report on Form 10-Q for the period ended November 2, 1996 is incorporated herein by reference:

Number in Filing	Description
10.1*	Restated Supplemental Retirement Savings Plan

The following exhibits to the Corporation’s Registration Statement on Form S-1 (Registration No. 33-44499), as amended, are incorporated herein by reference:

Number in Filing	Description
3.1	Amended and Restated Certificate of Incorporation of the Corporation
4.1	Specimen Certificate for Common Stock of the Corporation
10.2.1	Software License Agreement, dated as of April 30, 1989, between The Limited Stores, Inc. and Sizes Unlimited, Inc.(now known as United Retail Incorporated) ("Software License")
10.2.2	Amendment, dated December 10, 1991, to Software License

*A compensatory plan for the benefit of the Corporation’s management or a management contract.